                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT
                             ----------------------

         _________In  accordance with Rule 13d-1(k)(1)(iii) under the Securities
Exchange  Act of 1934,  as amended,  the persons  named below agree to the joint filing on behalf of each of them of a Statement  on Schedule  13D dated  January
31, 2006  (including  amendments  thereto)  with  respect to the Common Stock of
Hallmark Financial Services,  Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: January 31, 2006                  NEWCASTLE PARTNERS, L.P.

                                         By: Newcastle Capital Management, L.P.,
                                             its general partner
                                         By: Newcastle Capital Group, L.L.C.,
                                             its general partner

                                         By: /s/ Mark Schwarz
                                             -----------------------------------
                                             Mark Schwarz, Managing Member

                                         NEWCASTLE SPECIAL OPPORTUNITY FUND I,
                                         L.P.

                                         By: Newcastle Capital Management, L.P.,
                                             its general partner
                                         By: Newcastle Capital Group, L.L.C.,
                                             its general partner

                                         By: /s/ Mark Schwarz
                                             -----------------------------------
                                             Mark Schwarz, Managing Member

                                         NEWCASTLE SPECIAL OPPORTUNITY FUND II,
                                         L.P.

                                         By: Newcastle Capital Management, L.P.,
                                             its general partner
                                         By: Newcastle Capital Group, L.L.C.,
                                             its general partner

                                         By: /s/ Mark Schwarz
                                             -----------------------------------
                                             Mark Schwarz, Managing Member

                                         NEWCASTLE CAPITAL MANAGEMENT, L.P.

                                         By: Newcastle Capital Group, L.L.C.,
                                             its general partner

                                         By: /s/ Mark Schwarz
                                             -----------------------------------
                                             Mark Schwarz, Managing Member

                                         NEWCASTLE CAPITAL GROUP, L.L.C.

                                         By: /s/ Mark Schwarz
                                             -----------------------------------
                                             Mark Schwarz, Managing Member

                                         /s/ Mark Schwarz
                                         ---------------------------------------
                                         MARK SCHWARZ